SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K /A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2012

Superior Venture Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-35316	27-2450645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 220 – 2 Old Brompton Road South Kensington, London UK	SW7 3DQ
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 207 543 7720

1937 E. Mineral Avenue, Centennial, Colorado 80122 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Superior Venture Corp. (the “Company”) hereby amends its Current Report on Form 8-K filed on November 9, 2012 (the “Form 8-K”), as set forth in this Current Report on Form 8-K/A (this “Form 8-K/A”). The Form 8-K was filed to report, among other things, the acquisition of Ilustrato Pictures, Ltd. and the accompanying change in management of the Company.

This Form 8-K/A is being filed solely to include a change in auditor under Item of 4.01 of Form 8-K, as required by Item 304 of Regulation S-K.

Except as described above, this Form 8-K/A does not modify or update the disclosures presented in, or exhibits to, the Form 8-K in any way. Those sections of the Form 8-K that are unaffected by this Form 8-K/A are not included herein. Accordingly, this Form 8-K/A should be read in conjunction with the Form 8-K, as well as the Company’s other filings made with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act subsequent to the filing of the Form 8-K.

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Item 4.01 Changes in Registrant’s Certifying Accountant

Superior Venture Corp. (the "Company") previously engaged Peter Messineo, CPA (“PM”) as its independent auditor for the fiscal year ending April 30, 2012. PM has served as the independent auditor for the Company since April 27, 2010.

On November 9, 2012, the Company acquired Ilustrato Pictures, Ltd., a British Columbia corporation (“Ilustrato”). The Company accounted for this acquisition as a "reverse merger" for financial reporting purposes. James Stafford, Inc. Chartered Accountants (“JSI”) was engaged by Ilustrato for the purpose of auditing Ilustrato's financial statements as of September 30, 2012 and April 30, 2012 and the related statements of loss and other comprehensive loss, cash flows and changes in stockholders’ deficiency for the five month period ended September 30, 2012 and for the period from the date of inception on August 29, 2011 to April 30, 2012 (collectively, the “Target Financial Statements”) in connection with the acquisition by the Company.

The Company will continue to use PM as its independent auditor. On November 30, 2012, the Board of Directors approved the engagement of PM as the Company's independent auditor for the year ended April 30, 2013. The Board of Directors of the Company took no action regarding JSI, as JSI had never been engaged by the Company.

However, because JSI has not been engaged by the Company to audit its financial statements following the acquisition, it can be stated that JSI was dismissed by the Company as its auditor. This change in auditors effectively occurred on November 30, 2012, the date on which the Company confirmed PM as the Company’s independent auditor.

Neither Ilustrato nor anyone acting on its behalf consulted PM with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K prior to November 9, 2012, the date of its acquisition by the Company.

JSI’s report on the Target Financial Statements did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles, except that JSI’s report on the Target Financial Statements of Ilustrato contained an uncertainty about the Ilustrato’s ability to continue as a going concern.

During the Company's two most recent fiscal years and through the date of change in accountants (November 30, 2012), there were (i) no disagreements between the Company and JSI on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to JSI’s satisfaction, would have caused JSI to make reference to the subject matter of the disagreement in connection with its report on the Target Financial Statements; and (ii) JSI did not advise the Company of any of the events requiring reporting in this Form 8-K under Item 304(a)(1)(v) of Regulation S-K.

The Company provided JSI with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. The Company requested that JSI send a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that are related to JSI. Attached hereto as Exhibit 16.1 is a copy of JSI’s letter to the Securities and Exchange Commission, dated December 3, 2012.

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Item 9.01. Financial Statements and Exhibits

Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), the audited financial statements of Ilustrato Pictures Ltd., a British Columbia corporation, for the five months ended September 30, 2012 and the period from inception (August 29, 2011) to April 30, 2012 are filed in this Current Report on Form 8-K as Exhibit 99.1.

Pro Forma Financial Information. In accordance with Item 9.01(b), our pro forma financial statements are filed in this Current Report on Form 8-K as Exhibit 99.2.

(c) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Share Exchange Agreement(1)
16.1	Letter from James Stafford, Inc. Chartered Accountants
99.1	Audited financial statements of Ilustrato Pictures Ltd., a British Columbia corporation, for the five months ended September 30, 2012 and the period from inception (August 29, 2011) to April 30, 2012(1)
99.2	Unaudited pro forma condensed combined balance sheet as of July 31, 2012; and unaudited pro forma condensed combined statement of operations for the three months ended July 31, 2012; and unaudited pro forma condensed combined statement of operations for the years ended April 30, 2012(1)

(1)	Incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2012	Superior Venture Corp.

By: /s/ Brian Hammond
Brian Hammond
Chief Executive Officer

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